TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica International Bond

The following information supplements and amends information concerning Transamerica International Bond:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica International Bond effective on or about December 15, 2013.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about December 15, 2013, Transamerica International Bond is deleted in its entirety from the Retail and Class I2 Prospectuses and the Statement of Additional Information.

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Transamerica International Value Opportunities

The following information supplements and amends information concerning Transamerica International Value Opportunities:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica International Value Opportunities effective on or about December 15, 2013.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective on or about December 15, 2013, Transamerica International Value Opportunities is deleted in its entirety from the Class I2 Prospectus and the Statement of Additional Information.

Effective on or about December 15, 2013, references to Transamerica International Value Opportunities are deleted from the section entitled “List and Description of Certain Underlying Funds” in the Retail Prospectus.

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Investors Should Retain this Supplement for Future Reference

October 25, 2013